THE QUAKER FAMILY OF FUNDS

     The following information should be read in conjuction with the section of the Prospectus indicated below, and replaces any inconsistent information in the Prospectus.

DIVIDENDS AND DISTRIBUTIONS (page 19)
PURCHASES BY MAIL (page 20)
HOW SHARES ARE REDEEMED (page 22)
REPORTING TO SHAREHOLDERS (page 28)
-----------------------------------

     Effective May 1 1998 the mailing address for the Funds will be: 555 North Lane, Suite 6160, Conshohocken, PA 19428.

PURCHASES BY WIRE (page 20)
CUSTODIAN (page 27)
-------------------

         Effective June 10, 1998 the custodian for the Funds will be CoreStates Bank, 1339 Chestnut Street, Philadelphia, PA 19107.

     Wiring Instructions:

          CoreStates Bank N.A.
          Philadelphia, PA
          ABA # 031000011
          For the Quaker Enhanced Stock Market Fund
             Acct # 1421162299
          For the Quaker Core Equity Fund
             Acct # 1421162360
          For the Quaker Aggressive Growth Fund
             Acct # 1421162416
          For the Quaker Small-Cap Value Fund
             Acct # 1421162440
          For the Quaker Fixed Income Fund
             Acct # 1421162512
          For further credit to (shareholder's name and SS# or EIN#)

ADMINISTRATOR (page 27)
TRANSFER AGENT (page 27)
------------------------

     Effective May 1, 1998 Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428 has been selected as the Administrator and the Transfer Agent for the Funds.

LIQUIDATION OF SECTOR ALLOCATION EQUITY FUND
--------------------------------------------

     At a Trustees meeting held on February 18, 1998 a voluntary liquidation of the Quaker Sector Allocation Fund was authorized by the Board of Trustees for March 31, 1998. Effective immediately, shares for purchase of the Quaker Sector Allocation Equity Fund have been suspended.